Exhibit 23.1

                         CONSENT OF INDEPENDENT AUDITORS

      We consent to the incorporation by reference in (i) the Registration Statement (Form S-8 No. 333-43248) and (ii) the Registration Statement (Form S-8 No. 333-56122) pertaining to the 2000 Stock Incentive Plan and 2000 Employee Stock Purchase Plan of Active Power, Inc. of our report dated January 15, 2003, with respect to the financial statements of Active Power, Inc. included in the Annual Report (Form 10-K) for the year ended December 31, 2002.

Austin, Texas
                                                                   March 7, 2003